March 31, 2026

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
Dreyfus Institutional Preferred Government Plus Money Market Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the first sentence in the section "Purchase and Sale of Fund Shares" in the summary prospectus and the first sentence at the bottom of "Contents", the first sentence in the section "Fund Summary -- Purchase and Sale of Fund Shares" and first sentence in the first paragraph in the section "Fund Details -- Shareholder Guide – Buying and Selling Shares" in the prospectus:

The fund's Institutional shares are designed for funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust for the investment of their excess cash and for the investment of their cash collateral in connection with portfolio securities lending. The fund's Institutional shares also may be purchased on behalf of clients of separately managed account programs or other similar programs (each, a "Program") where BNY Mellon Investment Adviser, Inc., Dreyfus or their affiliates has an agreement directly with the client to provide advisory and administrative and other similar services to the Program for compensation.

0286STK0326